UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
February 4, 2003
------------------
(Date of earliest event reported)


LABORATORY CORPORATION OF AMERICA HOLDINGS
------------------------------------------
(Exact name of registrant as specified in its charter)


   DELAWARE                1-11353             13-3757370
 --------------          -----------         --------------
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                                   Number)


358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
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(Address of principal executive offices)

336-229-1127
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(Registrant's telephone number, including area code)




ITEM 9. Regulation FD Disclosure.

   Laboratory Corporation of America -Registered Trademark-
Holdings (LabCorp -Registered Trademark-)(NYSE:LH) announced that Thomas P. Mac Mahon, chairman and chief executive officer, is scheduled to speak at the UBS Warburg Global Health Care
Services Conference in New York on February 5, 2003 p.m. Eastern Time. At the conference, the Company will reiterate its guidance for 2002 and 2003, as initially filed in an 8K on October 30,2002.
A live audio Webcast of the presentation will be available via the company Web site at www.labcorp.com. A replay of the audio Webcast will begin three hours following the actual presentation and will be available through March 5, 2003.





Each of the above forward-looking statements is subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors. Actual results could differ materially from those suggested by these forward-looking statements. Further information on potential factors that could affect LabCorp's financial results is included in the Company's Form 10-K for the year ended December 31, 2001 and subsequent SEC filings, and will be available in the Company's Form 10-K for the year ended December 31, 2002, when filed.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                        (Registrant)

               By:/s/ BRADFORD T. SMITH
                      ----------------------------------
                      Bradford T. Smith
                      Executive Vice President
                      and Secretary



Date: February 4, 2003